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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 17, 1997

                            AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)

New York                             0-10832                  13-2956272
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(State or other jurisdiction         (Commission            I.R.S. Employer
of incorporation or                  File Number)           Identification No.)
organization)


250 Clearbrook Road, Elmsford, New York                     10523
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:         (914) 592-6100
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(Former name or former address, if changed since last report)

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Item 2.    Acquisition or Disposition of Assets

           On April 17, 1997, AFP Imaging Corporation (the "Registrant"), a New York Corporation, purchased from ACG Nystromgruppen AB ("Nystrom"), a Swedish company, 500 common shares of Regam Medical Systems International AB ("Regam"), a Swedish Company, representing 100 percent of the issued share capital of Regam. The Registrant assumed all outstanding assets and liabilities as of the closing date free and clear of all liens, claims, charges, pledges or encumbrances. Regam is a manufacturer of a filmless digital dental radiography system, with an installed base of over 3,500 units in Europe and Asia.

           The purchase price consisted of cash, notes payable and royalty totalling $2.9 million. The Registrant used internally generated equity funds, and did not incur additional bank debt.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)   Financial Statements of Business Acquired.

           It is impracticable for the Registrant to file the financial information of the business acquired hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

           (b)   Pro-forma Financial Information.

           It is impracticable for the Registrant to file the pro-forma financial information required hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

           (c)    Exhibits.

           2.1 Stock Purchase Agreement dated April 17, 1997 by and between ACG Nystromgruppen AB, a Swedish company and the Registrant.

           2.2 Schedules and Exhibits omitted from Stock Purchase Agreement. Exhibits and Schedules to this Agreement have been omitted, but will be furnished supplementally by the Registrant to the Commission upon request.

           99.1 Promissory Note dated April 17, 1997 in the principal sum of $1 million.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    AFP Imaging Corporation


           Dated:  May 1, 1997                      By: /s/ David Vozick
                                                       ---------------------
                                                       David Vozick,
                                                       Chairman of the Board

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Exhibit Index
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Exhibit No.                                 Description

    2.1 Stock Purchase Agreement dated April 17, 1997 by and between ACG Nystromgruppen AB, a Swedish Company and AFP Imaging Corporation.

    2.2                  Schedules and Exhibits omitted from Stock Purchase
                         Agreement.

    99.1 Promissory Note dated April 17, 1997, in the principal sum of $1 million.